NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $16,445.87
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $13,344.75
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   157.50
- Monthly Deduction***                     $   904.34
- Mortality & Expense Charge****           $   154.77
+ Hypothetical Rate of Return*****           ($182.28)
                                           ----------
=                                          $   16,446 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month                     COI
            -----                     ---
              1                   $ 75.25
              2                   $ 75.27
              3                   $ 75.29
              4                   $ 75.31
              5                   $ 75.33
              6                   $ 75.35
              7                   $ 75.37
              8                   $ 75.39
              9                   $ 75.41
             10                   $ 75.43
             11                   $ 75.45
             12                   $ 75.47

             Total                $904.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month            Interest
          -----            --------
             1             ($15.70)
             2             ($15.61)
             3             ($15.51)
             4             ($15.42)
             5             ($15.33)
             6             ($15.24)
             7             ($15.14)
             8             ($15.05)
             9             ($14.96)
            10             ($14.87)
            11             ($14.78)
            12             ($14.68)

         Total            ($182.28)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $16,445.87
- Year 5 Surrender Charge             $ 4,168.00
                                      ----------
=                                     $   12,278 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $19,839.04
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4          $15,607.82
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   157.50
- Monthly Deduction***                     $   897.74
- Mortality & Expense Charge****           $   175.20
+ Hypothetical Rate of Return*****         $   961.67
                                           ----------
=                                          $   19,839 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

          Month                   COI
          -----                   ---
             1                $ 74.80
             2                $ 74.80
             3                $ 74.81
             4                $ 74.81
             5                $ 74.81
             6                $ 74.81
             7                $ 74.81
             8                $ 74.81
             9                $ 74.82
            10                $ 74.82
            11                $ 74.82
            12                $ 74.82

            Total             $897.74

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1                 $80.34
             2                 $80.31
             3                 $80.27
             4                 $80.23

             5                $ 80.20
             6                $ 80.16
             7                $ 80.12
             8                $ 80.08
             9                $ 80.05
            10                $ 80.01
            11                $ 79.97
            12                $ 79.93

            Total             $961.67

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $19,839.04
- Year 5 Surrender Charge             $ 4,168.00
                                      ----------
=                                     $   15,671 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $23,826.81
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $18,162.68
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   157.50
- Monthly Deduction***                     $   890.16
- Mortality & Expense Charge****           $   198.27
+ Hypothetical Rate of Return*****         $ 2,410.06
                                           ----------
=                                          $   23,827 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month                  COI
            -----                  ---
              1                $ 74.30
              2                $ 74.28
              3                $ 74.26
              4                $ 74.23
              5                $ 74.21
              6                $ 74.19
              7                $ 74.17
              8                $ 74.15
              9                $ 74.13
             10                $ 74.10
             11                $ 74.08
             12                $ 74.06

             Total             $890.16

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years
      11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month           Interest
             -----           --------
             1              $  195.65
             2              $  196.57
             3              $  197.49
             4              $  198.42
             5              $  199.37
             6              $  200.31
             7              $  201.27
             8              $  202.24
             9              $  203.21
            10              $  204.19
            11              $  205.18
            12              $  206.17

         Total              $2,410.06

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $23,826.81
- Year 5 Surrender Charge             $ 4,168.00
                                      ----------
=                                     $   19,659 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $121,245.41
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $98,170.94
+ Annual Premium*                          $30,000.00
- Premium Expense Charge**                 $ 1,050.00
- Monthly Deduction***                     $ 3,420.37
- Mortality & Expense Charge****           $ 1,127.37
+ Hypothetical Rate of Return*****         ($1,327.79)
                                           ----------
=                                          $  121,245 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                  COI
           -----                  ---
             1                $284.62
             2                $284.69
             3                $284.77
             4                $284.84
             5                $284.92
             6                $284.99
             7                $285.07
             8                $285.14

             9              $  285.22
            10              $  285.29
            11              $  285.37
            12              $  285.44

         Total              $3,420.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1             ($113.06)
             2             ($112.62)
             3             ($112.18)
             4             ($111.74)
             5             ($111.30)
             6             ($110.86)
             7             ($110.43)
             8             ($109.99)
             9             ($109.56)
            10             ($109.12)
            11             ($108.69)
            12             ($108.25)

         Total           ($1,327.79)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $121,245.41
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $   100,405 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $145,711.51
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $114,426.45
+ Annual Premium*                          $ 30,000.00
- Premium Expense Charge**                 $  1,050.00
- Monthly Deduction***                     $  3,383.73
- Mortality & Expense Charge****           $  1,273.99
+ Hypothetical Rate of Return*****         $  6,992.78
                                           -----------
=                                          $   145,712 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1             $  282.14
             2             $  282.11
             3             $  282.08
             4             $  282.05
             5             $  282.02
             6             $  281.99
             7             $  281.96
             8             $  281.93
             9             $  281.90
            10             $  281.87
            11             $  281.84
            12             $  281.81

         Total             $3,383.73

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1              $  578.44
             2              $  579.21
             3              $  579.98
             4              $  580.76
             5              $  581.54
             6              $  582.32
             7              $  583.11
             8              $  583.90
             9              $  584.69
            10              $  585.48
            11              $  586.28
            12              $  587.08

           Total            $6,992.78

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $145,711.51
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $   124,872 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $174,410.93
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $132,747.45
+ Annual Premium*                          $ 30,000.00
- Premium Expense Charge**                 $  1,050.00
- Monthly Deduction***                     $  3,341.68
- Mortality & Expense Charge****           $  1,439.21
+ Hypothetical Rate of Return*****         $ 17,494.36
                                           -----------
=                                          $   174,411 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                 COI
             -----                 ---
                 1           $  279.35
                 2           $  279.19
                 3           $  279.04
                 4           $  278.88
                 5           $  278.72
                 6           $  278.56
                 7           $  278.40
                 8           $  278.24
                 9           $  278.07
                10           $  277.91
                11           $  277.74
                12           $  277.58

             Total           $3,341.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years
      11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1              $1,407.93
             2              $1,416.76
             3              $1,425.67
             4              $1,434.65
             5              $1,443.70
             6              $1,452.83
             7              $1,462.03
             8              $1,471.30
             9              $1,480.66
            10              $1,490.08
            11              $1,499.59

            12             $ 1,509.17

         Total             $17,494.36

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $174,410.93
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $   153,571 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $14,940.63
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $12,216.35
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   157.50
- Monthly Deduction***                     $ 1,307.58
- Mortality & Expense Charge****           $   142.64
+ Hypothetical Rate of Return*****           ($168.00)
                                           ----------
=                                          $   14,941 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                  COI
           -----                  ---
             1                $101.27
             2                $101.30
             3                $101.34

             4                $101.38
             5                $101.41
             6                $101.45
             7                $101.48
             8                $101.52
             9                $101.55
            10                $101.59
            11                $101.63
            12                $101.66

         Total              $1,217.58

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

          Month             Interest
          -----             --------
             1              ($14.66)
             2              ($14.54)
             3              ($14.42)
             4              ($14.30)
             5              ($14.18)
             6              ($14.06)
             7              ($13.94)
             8              ($13.82)
             9              ($13.70)
            10              ($13.58)
            11              ($13.46)
            12              ($13.34)

         Total             ($168.00)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $14,940.63
- Year 5 Surrender Charge             $ 4,168.00
                                      ----------
=                                     $   10,773 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $18,117.52
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $14,347.47
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   157.50
- Monthly Deduction***                     $ 1,299.27
- Mortality & Expense Charge****           $   161.92
+ Hypothetical Rate of Return*****         $   888.74
                                           ----------
=                                          $   18,118 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                  COI
           -----                  ---
             1               $ 100.70
             2               $ 100.72
             3               $ 100.73
             4               $ 100.74
             5               $ 100.75
             6               $ 100.77
             7               $ 100.78
             8               $ 100.79
             9               $ 100.80
            10               $ 100.83
            11               $ 100.83
            12               $ 100.84

         Total               $1209.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1                $ 75.11
             2                $ 74.92
             3                $ 74.74
             4                $ 74.54
             5                $ 74.35
             6                $ 74.16
             7                $ 73.97
             8                $ 73.78
             9                $ 73.58
            10                $ 73.39
            11                $ 73.19
            12                $ 73.00

            Total             $888.74

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $18,117.52
- Year 5 Surrender Charge             $ 4,168.00
                                      ----------
=                                     $   13,950 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $21,859.88
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $16,757.73

+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   157.50
- Monthly Deduction***                     $ 1,289.69
- Mortality & Expense Charge****           $   183.70
+ Hypothetical Rate of Return*****         $ 2,233.04
                                           ----------
=                                          $   21,860 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                   COI
           -----                   ---
             1               $  100.06
             2               $  100.05
             3               $  100.03
             4               $  100.02
             5               $  100.00
             6               $   99.98
             7               $   99.97
             8               $   99.95
             9               $   99.93
            10               $   99.92
            11               $   99.90
            12               $   99.88

            Total            $1,199.69

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month               Interest
           -----               --------
             1                $  183.10
             2                $  183.63
             3                $  184.16
             4                $  184.70
             5                $  185.24

             6                $  185.79
             7                $  186.33
             8                $  186.89
             9                $  187.45
            10                $  188.01
            11                $  188.58
            12                $  189.15

            Total             $2,233.04

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $21,859.88
- Year 5 Surrender Charge             $ 4,168.00
                                      ----------
=                                     $   17,692 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $110,835.99
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $90,219.69
+ Annual Premium*                          $30,000.00
- Premium Expense Charge**                 $ 1,050.00
- Monthly Deduction***                     $ 6,062.49
- Mortality & Expense Charge****           $ 1,042.90
+ Hypothetical Rate of Return*****         ($1,228.31)
                                           ----------
=                                          $  110,836 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                   COI
           -----                   ---
             1               $  496.69
             2               $  496.88
             3               $  497.06
             4               $  497.25
             5               $  497.43
             6               $  497.62
             7               $  497.80
             8               $  497.99
             9               $  498.17
            10               $  498.35
            11               $  498.54
            12               $  498.72

            Total            $5,972.49

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1             ($105.77)
             2             ($105.15)
             3             ($104.53)
             4             ($103.91)
             5             ($103.28)
             6             ($102.66)
             7             ($102.04)
             8             ($101.43)
             9             ($100.81)
            10             ($100.19)
            11              ($99.57)
            12              ($98.96)

            Total        ($1,228.31)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $110,835.99
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $    89,996 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $133,777.77
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $105,528.05
+ Annual Premium*                          $ 30,000.00
- Premium Expense Charge**                 $  1,050.00
- Monthly Deduction***                     $  6,002.64
- Mortality & Expense Charge****           $  1,181.22
+ Hypothetical Rate of Return*****         $  6,483.58
                                           -----------
=                                          $   133,778 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                    COI
           -----                    ---
             1                $  492.64
             2                $  492.65
             3                $  492.67
             4                $  492.68
             5                $  492.70
             6                $  492.71
             7                $  492.73
             8                $  492.74

             9                $  492.76
            10                $  492.77
            11                $  492.79
            12                $  492.81

            Total             $5,912.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1             $  541.59
             2             $  541.35
             3             $  541.12
             4             $  540.89
             5             $  540.66
             6             $  540.42
             7             $  540.19
             8             $  539.95
             9             $  539.71
            10             $  539.47
            11             $  539.23
            12             $  538.99

            Total          $6,483.58

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $133,777.77
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $   112,938 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $160,744.39
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $122,809.75
+ Annual Premium*                          $ 30,000.00
- Premium Expense Charge**                 $  1,050.00
- Monthly Deduction***                     $  5,933.81
- Mortality & Expense Charge****           $  1,337.31
+ Hypothetical Rate of Return*****         $ 16,255.77
                                           -----------
=                                          $   160,744 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---
             1             $  488.06
             2             $  487.87
             3             $  487.68
             4             $  487.48
             5             $  487.29
             6             $  487.09
             7             $  486.90
             8             $  486.70
             9             $  486.50
            10             $  486.29
            11             $  486.09
            12             $  485.88

            Total          $5,843.81

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------
             1             $ 1,319.36
             2             $ 1,325.60
             3             $ 1,331.89
             4             $ 1,338.24
             5             $ 1,344.63
             6             $ 1,351.08
             7             $ 1,357.59
             8             $ 1,364.14
             9             $ 1,370.75
            10             $ 1,377.42
            11             $ 1,384.14
            12             $ 1,390.92

            Total          $16,255.77

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $160,744.39
- Year 5 Surrender Charge             $ 20,840.00
                                      -----------
=                                     $   139,904 (rounded to the nearest dollar)